ASPIRATION FUNDS

Aspiration Flagship Fund

Supplement to the Statement of Additional Information ("SAI")

August 24, 2016
This supplement to the SAI dated January 28, 2016 for the Aspiration Flagship Fund (the "Fund"), a series of Aspiration Funds (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-683-8529.  You may obtain additional copies of the SAI, free of charge, by visiting the Fund's website at https://funds.aspiration.com.
On page 38 of the SAI, under the section titled "The Aspiration Flagship Fund," the last sentence of the first paragraph of the subsection titled "Sub-Adviser" is deleted and replaced in its entirety with the following:

For the fiscal year ended September 30, 2015, the aggregate fees paid by the Adviser to the Sub-Adviser were $4,939.46 or 0.04% (as a percentage of the Fund's net assets).

Investors Should Retain This Supplement for Future Reference